October 28, 1998





Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549


               Re:  Prudential Municipal Series Fund
                    File No.:  811-4023


Gentleman:

     Enclosed please find the Annual Report on Form N-SAR for the above-referenced Fund for the fiscal year ended August 31, 1998.
     The  enclosed  is being filed electronically via  the  EDGAR
System.


                                   Very truly yours,


                                   /s/ Deborah A. Docs
                                   Deborah A. Docs
                                   Assistant Secretary